                                                                    Exhibit 10.1

                THIS AGREEMENT made the 28th day of March, 2000.

BETWEEN:


                  POWER POINT MICRO SYSTEMS CORPORATION INC.,
                        A CORPORATION INCORPORATED UNDER
                      THE LAWS OF THE PROVINCE OF ONTARIO,

                     (hereinafter called the "Corporation")

                                                               OF THE FIRST PART


                                   -- and --

                              EDUARDO GUENDELMAN,
                            OF THE TOWN OF THORNHILL
                           IN THE PROVINCE OF ONTARIO

                      (hereinafter called the "Executive")

                                                              OF THE SECOND PART

                                   -- and --

                      PARADIGM ADVANCED TECHNOLOGIES, INC.
                  A CORPORATION INCORPORATED UNDER THE LAWS OF
           THE STATE OF DELAWARE, UNITED STATES OF AMERICA, WITH IT'S
            PRINCIPAL BUSINESS OFFICE AT 1 CONCORDE GATE, SUITE 201
                            TORONTO, ONTARIO CANADA

                        (hereinafter called "Paradigm")

                                                               OF THE THIRD PART

     WITNESSETH that in consideration of the sum of Two ($2.00) Dollars now paid by each of the parties hereto to the other (the receipt of which is hereby acknowledged by each of them) and the mutual covenants and agreement herein set forth, the parties hereto agree as follows:

1. The Corporation and Paradigm, jointly and severally, hereby agree to engage the services of the Executive and the Executive hereby agrees to serve the Corporation in a management capacity as the president and chief executive officer, upon and subject to the terms and conditions herein set forth for a period of employment which shall commence on the date hereof and which shall run for five (5) years from such date or until terminated as herein provided.

2. During the term of his employment hereunder, the Executive shall devote substantially his time and personal attention to the business of the Corporation and shall not engage in any other active business or occupation without first having obtained the consent in writing of the Corporation. The foregoing shall not restrict the Executive from any investment activities or from being involved primarily as a non-active participant in any other business ventures.

3. The Executive shall well, faithfully and diligently perform the duties of his employment with the Corporation and any office or offices held by him in the Corporation, and shall give his best efforts and skill exclusively to the business and interests of the Corporation, will perform such services, in and about such business of the Corporation as may from time to time be assigned to him and shall do all in his power to promote, develop and extend the business of the Corporation and to enhance and develop the best interests and welfare of the Corporation in all respects.

4. As compensation for his services hereunder, the Corporation and Paradigm, jointly and severally, shall pay to the Executive an annual salary of One Hundred and Twenty Thousand Dollars US (US$120,000.00) payable in either weekly or bi-weekly installments and a guaranteed bonus of Eighty Thousand Dollars US (US$80,000.00) per annum, payable in quarterly installments.

5. (a) The Corporation and Paradigm shall reimburse the Executive for all reasonable automobile, promotion, travel and accommodation expenses actually and properly incurred by him in accordance with approved guidelines, from time to time, established by the Corporation, acting reasonably. For all such expenses, the Executive shall furnish to the Corporation, statements and vouchers as and when reasonably required by it.

     (b) The Corporation and Paradigm shall arrange for and pay for excess medical insurance coverage and disability insurance coverage consistent with the position and compensation payable to the Executive. Notwithstanding anything herein contained to the contrary, the Corporation shall not be required to pay the compensation payable to the Executive pursuant to this Agreement for a period of illness in excess of three hundred and sixty five (365) days of illness, in the aggregate, during the term of this Agreement.

     6. (a) Notwithstanding anything herein contained to the contrary, the Executive's employment hereunder shall, unless otherwise directed by the board of directors of the Corporation, cease forthwith upon the happening of the following events:

               (i)    if the Executive dies;

               (ii) if the Executive shall be guilty of any gross default or gross misconduct or any breach or non-observance of any of the provisions contained in this Agreement which shall continue for a period of thirty (30) days after written notice has been given to the Executive by the Corporation;

               (iii)  if the Executive shall become an alcoholic or drug addict;

               (iv)   if the Executive shall absent himself for a period of ten
                      (10) consecutive business days, from the business and affairs of the Corporation without leave and without reasonable justification;

               (v) if the Executive shall do or cause to be done any action materially detrimental to the welfare of the Corporation or materially injurious to its reputation.

     All of the foregoing are acknowledged to be without prejudice to any of the Corporation's rights to terminate the employment of the Executive for any cause that would in law permit an employer to terminate such employment without notice of termination.

          (a) Further, the corporation shall have the right to terminate the Executive's employment forthwith at any time following the expiry of three hundred and sixty five (365) consecutive days of illness on the part of the Executive rendering the Executive unable to perform his duties and obligations pursuant to this Agreement. For the purposes of this Agreement, once any period of consecutive days of illness on the part of the Executive has occurred, no new consecutive period of illness on the Executive's part shall be deemed to have commenced unless the Executive shall have returned to the performance of his duties and obligations pursuant to this Agreement for thirty (30) consecutive days following any previous consecutive period of illness.

     7. The Executive shall not, either during the period of employment hereunder, or at any time thereafter, disclose to any person, firm or corporation, any confidential information concerning the business or affairs of the Corporation. Confidential information shall not include any information which comes into the public domain, from the time of coming into the public domain. The Executive hereby acknowledges and agrees that all discoveries, designs, processes, modifications, adaptations, improvements and/or enhancements made by the Executive during the term of this Agreement and relating to the GPS wireless location system technology owned by the Corporation, shall be the property and ownership of the Corporation and the Executive shall forthwith supply full particulars concerning same to the Corporation.

8. This Agreement may not be signed by either party without the consent in writing of the other.

9. Any notice, direction or other instrument required or permitted to be given to the Corporation hereunder shall be in writing and may be given by mailing to the same postage prepaid or delivering the same addressed to the Corporation and Paradigm at:

     1 Concorde Gate
     Suite 201
     Toronto, Ontario
     Canada

     Any notice, direction or other instrument required or permitted to be given to the Executive hereunder shall be in writing and may be given by mailing the same postage prepaid or delivering the same addressed to the Executive at:

     40 Flamingo Road
     Thornhill, Ontario L4J 6Z5
     Canada

     Any notice, direction or other instrument aforesaid if delivered shall be deemed to have been given or made on the date on which it was delivered or if mailed, except in the event of an intervening postal disruption, shall be deemed to have been given or made on the 3rd business day following the day on which it was mailed.

     The Corporation or the Executive may change its or his address for service from time to time by notice-given in accordance with the foregoing.

10. This Agreement and the terms hereof shall constitute the entire Agreement between the parties hereto with respect to all the matters herein, and its execution has not been induced by, nor do any of the parties hereto rely upon or regard as material any representations or writings whatsoever not incorporated herein and made a part hereof, and this Agreement shall not be amended, altered or qualified except by a memorandum in writing signed by all of the parties hereto, and any amendment, alteration or qualification hereof shall be null and void and shall not be binding upon any party who has not given its or his written confirmation thereof.

      IN WITNESS WHEREOF the parties have hereto executed this Agreement.


SIGNED, SEALED AND DELIVERED    )               POWER POINT MICRO
  in the presence of:           )               SYSTEMS CORPORATION
                                                INC.



                                )        Per:   /s/
                                )                -------------------------------
                                )
                                )
                                )
                                )               /s/ EDUARDO GUENDELMAN
                                )               --------------------------------
                                )                   EDUARDO GUENDELMAN
                                )
                                )
                                )
                                )                PARADIGM ADVANCED
                                )                TECHNOLOGIES, INC.
                                )
                                )
                                )
                                )
                                )        Per:   /s/
                                                --------------------------------

                                       DATED the    day of March, 2000.




                                       POWER POINT MICRO SYSTEMS
                                       CORPORATION INC.



                                       - and -



                                       EDUARDO GUENDELMAN



                                       - and -



                                       PARADIGM ADVANCED
                                       TECHNOLOGIES, INC.


                                       ----------------------------------------

                                       EMPLOYMENT AGREEMENT

                                       ----------------------------------------




                                       MINDEN GROSS GRAFSTEIN
                                       & GREENSTEIN
                                       Barristers and Solicitors
                                       Suite 600
                                       111 Richmond Street West
                                       Toronto, Ontario
                                       M5H 2H5